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                                     EXHIBIT

                                      10.24

























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                          AMENDMENT NO. 3 TO REVOLVING
                       CREDIT LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NO. 3 TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 12, 1999, by and between (i) UNAPIX ENTERTAINMENT, INC. ("Unapix"), and MIRAMAR IMAGES, INC. ("Miramar;" and together with Unapix, collectively the "Borrowers"), and (ii) IMPERIAL BANK (the "Bank"), with respect to the following facts:

         A. The Bank and the Borrowers entered into a Revolving Credit Loan and Security Agreement dated as of April 16, 1997 (as modified, amended, and supplemented to the date hereof, the "Loan Agreement"). Capitalized terms not expressly defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         B. The Borrowers have requested that the Bank amend the Loan Agreement in certain respects.

         C. The Bank is willing to amend the Loan Agreement subject to the terms and conditions hereof.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1.       AMENDMENTS

                           1.1 AMENDMENT OF "FINAL REPAYMENT DATE." The
definition of "Final Repayment Date," contained in Section 1 of the Loan Agreement, is hereby amended and restated to read in its entirety as follows:

                               "FINAL REPAYMENT DATE' shall mean March 2, 2000."

                           1.2 AMENDMENT OF SECTION 2.1.1. Section 2.1.1 of
the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                               "2.1.1 COMMITMENT. To the Borrower, in the
                           form of Advances and Letters of Credit by way of a revolving credit facility (the `Facility') in the aggregate sum owing hereunder of up to (the `Commitment') of (i) Thirteen Million Dollars ($13,000,000) prior to May 3, 1999, (ii) Twelve
                           Million Five Hundred Thousand Dollars
                           ($12,500,000) on or after May 3, 1999 and prior to June 3, 1999, (iii) Twelve Million Dollars ($12,000,000) on or after June 3, 1999 and prior to July 3, 1999, (iv) Eleven Million Five Hundred Thousand Dollars ($11,500,000) on or after July 3, 1999 and prior to August 3, 1999, (v) Eleven Million Dollars ($11,000,000) on or after August 3, 1999 and prior


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                           to September 3, 1999, (vi) Ten Million Five
                           Hundred Thousand Dollars ($10,500,000) on or after September 3, 1999 and prior to October 3, 1999 and
                           (vii) Ten Million Dollars ($10,000,000) thereafter from time to time during the period, commencing on the execution date hereof and expiring on the Final Repayment Date. Subject to Section 2.1.2 hereof, at no time shall the sum of all Advances and all undrawn amounts under all Letters of Credit at any time outstanding exceed the lesser of (i) the Commitment, or (ii) the Borrowing Base, and PROVIDED, FURTHER, that at no time shall the aggregate sum of all undrawn amounts under Standby Letters of Credit at any time exceed the Standby Letters of Credit Sublimit. Subject to the terms and conditions of this Agreement and the foregoing limitations, the Borrowers may borrow, repay and reborrow Advances. Notwithstanding anything herein to the contrary, no Letter of Credit shall remain outstanding after the Final Repayment Date."

                           1.3 AMENDMENT OF SECTION 2.8.2.2. Section 2.8.2.2
of the Loan Agreement is hereby amended by replacing the language "Section 2.1.2" with "Sections 2.1.1 and 2.1.2."

                           1.4 AMENDMENT OF SECTION 5.1. The last sentence of
Section 5.1 of the Loan Agreement is hereby deleted and the following two sentences are hereby added to the end of that section: "Subject to the immediately succeeding sentence, at the end of each Business Day, the Bank shall transfer an amount equal to the then credit balance in the Master Collection Account to the Operating Account, provided that on such Business Day no Event of Default or Potential Event of Default is then occurring. At the end of each Business Day that the aggregate Obligations exceed the lesser of the Commitment and the Borrowing Base, the Bank shall apply an amount equal to the then credit balance in the Master Collection Account to the repayment of the Obligations, in accordance with the provisions of Section
2.10 hereof, until such excess has been eliminated."

                  2.       REPRESENTATIONS AND WARRANTIES.

                           2.1 REPRESENTATIONS AND WARRANTIES. The Borrowers
hereby jointly and severally represent and warrant to the Bank that as of the date hereof (except to the extent that any such representation or warranty expressly relates to an earlier date):

                                2.1.1 Each of the representations and
warranties of the Borrowers contained in the Loan Agreement and in any and all other Loan Documents is or was (as the case may be) true and correct;

                                2.1.2 No Event of Default or Potential Event
of Default has occurred and is continuing;


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                                2.1.3 Each of the Borrowers is duly
authorized to enter into this Amendment and consummate the transactions herein contemplated and has the requisite power, authority and legal right to execute, deliver and perform this Amendment and the other documents and transactions contemplated herein, and has taken all necessary action to authorize its execution, delivery and performance of this Amendment and such other documents and transactions as contemplated herein; and

                                2.1.4 The consummation of the transactions
herein contemplated and the fulfillment of the terms hereof and the compliance by the Borrowers with all of the terms and conditions of this Amendment and the other documents herein provided will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or violate, any indenture, bank loan, credit agreement or other agreement or instrument, or existing law or judgment, to which either or both of the Borrowers is a party or by which they or any of their assets is bound, nor will it result in the creation of any Encumbrance upon any of their properties or assets pursuant to the provisions of any such indenture, bank loan, credit agreement or other agreement or instrument, nor are any of the Borrowers prohibited by their articles of incorporation, by-laws or any indenture or other agreement, nor does it require any approval or consent of any Person that has not otherwise been obtained as of the date hereof; and that this Amendment and each additional instrument and document required hereunder when executed and delivered by the Borrowers will constitute the legal, valid and binding obligation of the Borrowers enforceable against them in accordance with its terms.

                  2.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All warranties and representations herein shall survive the execution of this Amendment and the consummation of the transactions contemplated herein.

                  3.       CONDITIONS PRECEDENT.

                           3.1 The provisions of Section 1 hereof shall not
become effective until the Borrowers comply with each of the following conditions precedent to the satisfaction of the Bank in its sole and absolute discretion:

                                3.1.1 Delivery to the Bank of a certificate
of a senior executive officer of each Borrower acceptable to the Bank in substance and form satisfactory to the Bank (including, without limitation, certification by such officer of each Borrower that attached thereto is a true and correct complete copy of resolutions of the Board of Directors or the Executive Committee thereof (and if applicable, the shareholders) of such Borrower approving and authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated herein;

                                3.1.2 Delivery to the Bank of Amendment No.1
to the Second Amended and Restated Promissory Note in the form attached as Exhibit "A";


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                                3.1.3 The Borrowers shall have complied and
then be in compliance with all terms, covenants and conditions of the Loan Agreement.

                  4.       LOAN FEE.

                  The Borrowers will pay a loan fee on May 16, 1999 equal to $75,000 (the "Additional Loan Fee"); provided, however, in the event that the Bank sells by May 15, 1999 to another bank or banks participation interests in an amount and on terms satisfactory to the Bank, the Bank will waive the Additional Loan Fee. In the event that the Bank, in its sole and absolute discretion, increases the amount of the Commitment at any time after May 15, 1999, the Additional Loan Fee actually paid by the Borrowers to the Bank will be credited against any additional fees charged by the Bank in connection with such increased Commitment.

                  5.       MISCELLANEOUS.

                           5.1 All references in the Loan Agreement and in
any other Loan Document to the "Loan Agreement," "this Agreement," the "Note" and/or "Loan Documents" (or words of similar import) shall be deemed a reference to the Loan Agreement as amended by this Amendment and/or shall include the Amendment to the Note to be executed by the Borrowers pursuant to
Section 3.1.2 hereof, as the case may be.

                           5.2 Except as expressly modified, amended or
restated by this Amendment, all of the terms and conditions of the Loan Agreement, as so modified or amended and the additional Loan Documents shall remain in full force and effect.

                           5.3 This Amendment may be executed in one or more
counterparts, each of which shall constitute an original Amendment, but all of which together shall constitute one and the same instrument.

                           5.4 This Amendment and the other documents
referred to herein are intended by the Borrowers and the Bank to be the final, complete and exclusive expression of the agreement between them. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof.

                           5.5 Whether or not the transactions contemplated
herein shall be consummated, the Borrowers jointly and severally agree to pay all costs incurred by or on behalf of the Bank in connection with the transactions hereby contemplated (including, without limitation, the performance of any due diligence by the Bank) and the preparation, negotiation, execution, delivery, waiver, Modification and/or administration of this Amendment, the Note and any other documentation contemplated hereby or thereby, the making of additional Advances and/or the enforcement or protection of the rights of the Bank in connection therewith, including, without limitation, any internally allocated audit costs and the fees and disbursements of Mitchell, Silberberg & Knupp LLP, counsel to the Bank.


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                  IN WITNESS WHEREOF the parties hereto have executed this
Amendment as of the date first above written.



                                       IMPERIAL BANK,
                                       a California banking corporation


                                       By:  /S/ PATRICK JACK LEE
                                            ---------------------------------
                                            Patrick Jack Lee, Vice President



                                       UNAPIX ENTERTAINMENT, INC.,
                                       a Delaware corporation


                                       By:  /S/ DANIEL T. MURPHY
                                            ---------------------------------
                                       Its: TREASURER



                                       MIRAMAR IMAGES, INC.,
                                       a Washington corporation


                                       By:  /S/ DANIEL T. MURPHY
                                            ---------------------------------
                                       Its: TREASURER


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